Exhibit 99.1

Investor Day NOVEMBER 15, 2022

Welcome and Safe Harbor DAVID ERDMAN SR. DIRECTOR, INVESTOR RELATIONS

Agenda 9:00 – 10:45am ET Welcome & Safe Harbor David Erdman Sr. Director, Investor Relations Opening Remarks & Company Overview Barry Biffle President & CEO Finance and Fleet Jimmy Dempsey EVP & CFO Commercial Daniel Shurz SVP, Commercial Marketing Tyri Squyres VP, Marketing Operations Trevor Stedke SVP, Operations Pilot Recruiting/Flight Crew Steve Schuller VP, Human Resources | Brad Lambert VP, Flight Ops Customers Jake Filene SVP, Customers 10:45 – 11:30am ET Question & Answer session 3

Disclaimer This presentation (including the accompanying oral presentation) is being delivered on behalf of Frontier Group Holdings, Inc. (“Frontier”) (“we”, “our”, “us”, or the “Company”). Before you invest, you should read the documents that the Company has filed with the Securities and Exchange Commission (“SEC”) for more complete information about the Company. You may get these documents for free by visiting the SEC’s website at www.sec.gov. This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities and may not be relied upon in connection with the purchase or sale of any security. Non-GAAP Financial Measures In addition to financial information prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), this presentation includes certain non-GAAP financial measures. We believe these non-GAAP financial measures are useful supplemental indicators of our operating performance. We believe the non-GAAP numbers provided are well recognized performance measurements in the airline industry that are frequently used by our management, as well as by investors, securities analysts and other interested parties in comparing the operating performance of companies in our industry. Reconciliations of such information to the most directly comparable GAAP financial measures are included in the Appendix to these slides. The non-GAAP measures have limitations and may not be comparable across all carriers, and you should not consider them in isolation or as a substitute for our GAAP financial information. Cautionary Statement Regarding Forward-Looking Statements and Information Certain statements in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to the Company on the date of this presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Disclaimer Cautionary Statement Regarding Forward-Looking Statements and Information (continued) Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the potential future impacts of the COVID-19 pandemic, including any future variants or subvariants of the virus, and possible outbreaks of another disease or similar public health threat in the future, on the Company’s business, operating results, financial condition, liquidity and near-term and long-term strategic operating plan, including possible additional adverse impacts resulting from the duration and spread of the pandemic; unfavorable economic and political conditions in the states where the Company operates and globally; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel, including as a result of the recent conflict between Russia and Ukraine; the Company’s reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company’s reliance on third-party service providers and the impact of any failure of these parties to perform as expected, or interruptions in the Company’s relationships with these providers or their provision of services; adverse publicity and/or harm to the Company’s brand or reputation; reduced travel demand and potential tort liability as a result of an accident, catastrophe or incident involving the Company, its codeshare partners, or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company’s network strategy or other factors outside its control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders; the Company’s reliance on a single supplier for its aircraft and two suppliers for its engines, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company’s operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of seasonality and other factors associated with the airline industry; the Company’s failure to realize the full value of its intangible assets or its long-lived assets, causing the Company to record impairments; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the Company’s inability to accept or integrate new aircraft into the Company’s fleet as planned; the impacts of the Company’s significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company’s financial condition and business; failure to comply with the covenants in the Company’s financing agreements or failure to comply with financial and other covenants governing the Company’s other debt; changes in, or failure to retain, the Company’s senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth from time to time under sections captioned “Risk Factors” in the Company’s reports and other documents filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. Statistical Data, Estimates and Forecasts This presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. Frontier Airlines®, Frontier®, the Frontier Flying F logo, FlyFrontier.com®, Discount Den®, Low Fares Done Right®, LFDR®, Save More. Get More®, The Sky is for Everyone®, myFrontier®, EarlyReturns®, Frontier Milesâ„ , The Worksâ„ , The Perksâ„ , Kids Fly Freeâ„ , Friends Fly Freeâ„ , and GoWildâ„ are trademarks or servicemarks of Frontier in the United States and other countries.

Company Overview BARRY BIFFLE PRESIDENT & CEO

Video Presentation COMPANY OVERVIEW

Frontier is Best Poised To Exploit Leisure Travel Boom Constrained industry capacity presents growth opportunity A321neo orderbook captures opportunity Robust pilot recruiting and training platforms secure growth Global ancillary leader; continuous pipeline of growth Lowest total cost: structural advantage widens Lowest total cost + highest ancillary = lowest breakeven fares

Frontier Has a Proven, High-Quality Leadership Team and Strong Financial Partner Barry Biffle Jimmy Dempsey Howard Diamond Steve Schuller Brad Lambert President & CEO EVP, Chief Financial Officer SVP, General Counsel VP, Human Resources VP, Flight Operations 28 years industry exp 20 years industry exp 9 years industry exp 25 years industry exp 31 years industry exp Jake Filene Daniel Shurz Trevor Stedke Craig Maccubbin Tyri Squyres SVP, Customers SVP, Commercial SVP, Operations SVP & CIO VP, Marketing 26 years industry exp 22 years industry exp 29 years industry exp 18 years industry exp 18 years industry exp Indigo Partners Bill Franke Chairman 30 years industry exp

Finance & Fleet JIMMY DEMPSEY EVP & CFO

Frontier Has a Substantial Total Cost Advantage

Our cost advantage over the industry average is equivalent to ~$65/passenger today

Pre-Pandemic Unit Costs

Total Adj. CASM, 3Q 2019 (cents)
Stage length adjusted to 1,000 miles

3Q 2022 Unit Costs

Total Adj. CASM, 3Q 2022 (cents)
Stage length adjusted to 1,000 miles


4.6¢
COST ADVANTAGE WIDENED
5.7¢
7.85
12.43
13.19
Industry Avg
Legacy Avg
10.54
16.26
17.56
Industry Avg
Legacy Avg

Note: For quarter ended September 30, 2019 and for the quarter ended September 30, 2022; excludes JBLU and ALGT non-airline costs and DAL third-party refinery; includes LUV, UAL & DAL profit sharing; includes UAL third-party business expenses; includes ALGT employee recognition bonus

Refer to the Appendix for a reconciliation of non-GAAP measures and definition of adjusted stage length and industry/legacy averages

Source: Respective companies' public filings, where available, and Diio.

11

FRONTIER

Fleet Plan Drives Higher Gauge and Lower 223 Fuel Burn per ASM seats 68% A321 Gauge 196 (seats / ac) seats 22% 114 % A321 A321 ASMs / gal 100% NEO 102 Fuel efficiency ASMs / gal 272 (ASMs / gal) 261 73% 233 % NEO NEO 208 165 187 145 121 Expected aircraft at year-end, net of planned returns 2022 2023 2024 2025 2026 2027 2028 2029 Note: Does not account for potential aircraft delivery delays beyond the date of this presentation; A321neo aircraft includes A321neo and A321XLR aircraft; A321neo as illustrated assumes Company executes option to convert 18 A320neo aircraft to A321XLR; includes 10 direct leases. 12

Clear Path to a Meaningful Reduction in Adjusted CASM-ex in 2023

Significant unit cost benefits achieved from return to normal stage and utilization, A321neo and fundamental business shifts



A
B
6.9
6.2
<6.0
Q3 2022 Adj. CASM-ex fuel (1)
Structural Cost Reductions
Adj Q3 2022 Baseline CASM-ex fuel
Changing the way we do business
2023 Adj CASM-ex fuel target (2)

Key Assumptions

A:
- Net fleet growth of 24 aircraft
- Normalizing average stage to ~1,050 miles
- Increasing average gauge to ~200 seats
- Fleet utilization normalizes

B:
- Modular network
- Crew productivity
- Customer self-service

(1) Refer to the Appendix for a reconciliation of non-GAAP measures

(2) Assumes average utilization of over 12 hours per day during 2023; new aircraft deliveries of over 30 on assumed delivery schedule today; excludes special items because such amounts cannot be determined at this time and the Company is unable to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts

13

FRONTIER

Enhancing Liquidity through Improving Financial Performance Unencumbered loyalty and brand assets provide access to substantial liquidity, if desired Leverage Ratio (1) Financing 12.4x All aircraft deliveries are financed for the next 12 months 8.6x 6.1x $280M PDP facility to 5.3x support growth Unencumbered loyalty and brand assets provide ~$1Bn of 4Q 21 1Q 22 2Q 22 3Q 22 potential liquidity (1) Refer to the Appendix for a reconciliation of non-GAAP measures

Commercial DANIEL SHURZ SVP, COMERCIAL

Constrained Industry Capacity Enhances Growth Opportunity 1.6T 21.0T 1.4T 20.0T 1.2T 19.0T 1.0T SM) Output (A 0.8T    18.0T 22% below GDP historical US    0.6T Capacity COVID trajectory &    Supply 8% below 17.0T Real Contraction 2019 0.4T 16.0T 0.2T 0.0T 15.0T 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Scheduled Industry Capacity (L) Industry Capacity Trajectoy (L) US GDP (R) Note: Industry scheduled capacity includes domestic and international routes for top-10 U.S-based carriers based on YE22 as of 11/4/22 (Diio); GDP data sourced from publicly available St. Louis Federal Reserve Economic Data (FRED) as of 7/1/22

Frontier Has a Significant Growth Runway 64% of US capacity is operated … in a market where ULCCs are by competitors with 50%+ under-penetrated higher Total Adj CASM … Non-ULCC 62% Capacity 64% 90% 50%+ higher costs ULCC 38% Capacity 26% 15% to 49% higher costs 10% 7% Within 15% of cost base 3% US Domestic Intra-Europe Market Market US Market Note: Stage length for ALK, DAL, HAL, & UAL reflects L3M 09/30/22 schedule data; US Market share as measured by scheduled YTD September 30th, 2022 domestic ASM capacity; Europe Market share as measured by scheduled YTD September 30, 2022 ASM capacity on Intra-Europe routes excluding Russia & Turkey; Total Adj CASM based on Q3-2022; European capacity is comprised of Ryanair, Wizz and Easyjet; Source: respective companies’ public filings. 17

Frontier’s Low-Cost Structure Creates Over 2,000 New Market Opportunities 0.80 0.70 F9 Frontier CASM Total Market Avg Yield Adj. CASM Yield 0.60 Market 0.50 & CASM 0.40 .    Adj 0.30 Total 0.20 Frontier 0.10 0.00 —500 1,000 1,500 2,000 2,500 3,000 3,500 Stage (Miles) • Access organic channels to take advantage of new market opportunities Springboard for Growth • Capability to serve transatlantic markets with XLR optionality already in the order book Note: Frontier 2019 Total Adj. CASM; assumes return to full utilization, >1,000 avg. stage length, and 200 seats per departure; 2019 Market Avg Yield (source: DOT O&D); excludes domestic slot-controlled airports; refer to the Appendix for a reconciliation of non-GAAP measures 18

2023 Growth Is Expected to Be Modest Relative to Annualized Q4 2022 Baseline Components of Growth +17% ~42 Bn ~36 Bn ~12% Departure Growth Q4 2022E ASMs Fleet Growth (24 net A/C) Normalized Utilization Stage ~1,050 Gauge ~200 2023E ASMs Annualized (1) (1) Q4-2022 based on midpoint of Y/3Y ASM growth range as per published guidance on October 26, 2022 (15%—17%) 19

Frontier’s RASM Growth Outpaced the Industry While Significantly Growing Capacity Y/3Y Capacity vs Y/3Y RASM vs Y/3Y Total Revenue Growth Q2 + Q3 2022 Bubble size represents Y/3Y Total Revenue Growth 20% RASM Y/3Y 15% ALGT SAVE 10% 5% Y/3Y JBLU 0% Capacity 0% 5% 10% 25% 30% LUV -5% ALK AAL -10% UAL -15% DAL -20% Note: First-quarter 2022 excluded due to the COVID-19 subvariants; HA has negative total revenue growth Y/3Y and therefore is not presented in this chart; Source: respective companies’ public filings

Frontier’s Ancillary Revenue Outperforms Peers… Ancillary Revenue per Passenger $USD(1),(2) $78 $65 $67 $38 $39 $23 $24 Ryanair Easyjet Wizz Volaris Allegiant Spirit (1) Source(s): Financials pulled from most recent, publicly available filings. Easyjet 6M ended March 2022; Ryanair & Wizz 6M ended Sep 2022; Allegiant, Volaris, Spirit, and Frontier 3M ended Sep 2022 (2) Converted foreign-based carriers using exchange rate of 1.012 EUR/USD and 1.15 GBP/USD on November 3, 2022 21

…And We’re Only Getting Better Frontier Ancillary Revenue per Passenger $100 $85 $78 $57 FY 2019 Q3-2022 Q4-2023 goal 2026 Target

Robust Ancillary Roadmap The Path to $100 per Passenger Revenue Integrity & • Equitable, consistent airport bag fee collection • Automated bag fee enforcement at bag drop and gate Customer Equity -service capabilities, reducing agent touchpoints • Comprehensive self Pricing Optimization • Optimization capabilities across fare and ancillary products • Remarketing & offer design for paid seat assignments & Merchandising Ongoing machine learning-driven pricing enhancements across portfolio • New Products • Flights-as-a-Service: GoWild™ All-You-Can-Fly Pass • Tailored bundle offerings & Services and more • Travel site featuring cars, hotels, cruises Enhance Existing • Improved app & web flows including frictionless payments • App-first customer incentives & merchandising Products & Services Relaunch premium seating product •

Restoring Load Factor Will Drive RASM

Restoring Load Factor



86%
83%
86%
Extended booking curve[1]
[1]Drive early bookings with improved schedule availability & stability
FY 2019
3Q 2022
2023 Target

Multi-point Incremental Load Factor Opportunity

- **Revenue mgt system enhancement**
  Continue automation and algorithm refinement to support total revenue
- **Flights-as-a-Service (FLAAS)**
  GoWild!™All-You-Can-Fly Pass
  Leverage otherwise empty seats into a new recurring revenue stream & volume driver
- **Exclusive member offers**
  Build upon the Discount Den fare club and Frontier Airlines World Mastercard to drive repeat traffic
- **Network scale & relevance**
- **Significantly enhanced engagement**
  Animals and brand in airports and onboard to drive increased repeat traffic

24
FRONTIER

New Pilot Crew Bases in Large Markets Improve Network • Opened 5 new pilot crew bases since 2019 PHL • Locations have significant route DEN opportunities • More bases have LAS supported the move to more efficient modular ATL network PHX DFW(1) MCO New pilot crew bases TPA MIA (1) DFW pilot crew base announced November 2022 and is scheduled to open May 2023 25

Building Network Efficiency Lowers Costs and Improves Reliability MDW 2023 Goals • Significant modularity aided by new crew bases Pre-Pandemic Example of a fully- • Concentrated maintenance modular solution DFW • Increased average daily crew • More complicated network design time flown to >6hrs/day • Lower pilot productivity TPA • Line maintenance Base dispersed

Marketing TYRI SQUYRES VP, MARKETING

Fundamental Increase in Leisure Demand Higher income and greater ability to travel 31% of customers plan to fly Frontier five or more times next year 2x the pre-pandemic rate (1) Flexibility Income 54% 39% of customers say of customers state that they have MORE they have MORE flexibility to money to spend on travel now than travel now than they they did in 2019 did in 2019 Source: Frontier Customer Survey, Oct. 2022 (1) Represents the rate of travel on Frontier vs 2019 as reported by respondents in the Frontier Customer Survey, Oct. 2022

Projected Destinations in 2023 2023 Network 18 30 Makes Frontier 69 Chicago Philadelphia (MDW/ORD) 57 Denver More Relevant; Las Vegas Enhances Ability to 28 42 Phoenix 19 Atlanta Retain Customers Dallas/Ft. Worth 66 More aspirational destinations 23 Orlando Tampa 19 and growth in key markets Miami 9 9 Montego Punta Cana 15 Bay Cancun    29

3 Products to Drive Bookings and Recurring Revenue Discount Den Travel Club Frontier Airlines World Mastercard • Lowest Fare Guaranteed • Spend to status and family • $59.99 per year, plus $40 pooling enrollment fee • Automatic renewal 82% 39% More segments per year More segments per year 138% More segments per year for Discount Den member and Frontier cardholders    TM GoWild!™ All-You-Can-Fly Pass • Use for an unlimited number of flights • Access to all our U.S. destinations • One low price

Operations TREVOR STEDKE SVP, OPERATIONS

Flight Operations Aircraft Technical Operations System Operations Control (SOC) Operations Organization PDX MSP MKE ISP PHL TTN CLE LAS DEN DCA STL SNA ATL SAN PHX DFW MCO AUS IAH MIA TPA RSW Line maintenance stations Major maintenance SOC

Airbus A321neo is a Game Changer A320ceo 180 seats 88 ASMs per gallon A321neo 240 seats >120 ASMs per gallon

Frontier Generates the Highest ASMs per Gallon Among U.S. Airlines and It's Growing

We operate differently and more efficiently than other airlines, providing a significant cost advantage over our competitors

Available Seat Miles (ASMs) per Gallon, Sept 2022 YTD



101
Industry Average
71
Legacy Average
68



FRONTIER

America's Greenest Airline[1]

42% more miles per gallon[2] vs. weighted average of other U.S. airlines and it's growing:

- Increasing the proportion of A321neo aircraft to over 68% by 2029
  - Generates 114 ASMs/gallon by 2029
- Fast adoption of new engine technology
- Minimize auxiliary power unit (APU) usage
- Long-range communications
- Enhanced route planning software
- Flight-planning fuel management

(1) Measured by ASMs per fuel gallon consumed over the nine months ended September 30, 2022; other airline average calculated as weighted average; Source: respective companies' public filings
(2) For the nine months ended September 30, 2022

34
FRONTIER

Schedule Design Makes Frontier More Efficient While Improving Pilot Lifestyle and Earnings Potential Average Working Days/Month and Pilot Block Hours/Duty Period Frontier gets more efficient 14 5.5 Schedule design improves crew Block 2019 working days productivity per month Hrs December 13 6+ Pilots control their lifestyle 2022 Plan Frontier pilots may choose to work working days Block                fewer days and earn the same or per month Hrs more –or– work the same days for more money Versus 2019, Frontier pilots work 1 fewer day per month to reach 84 credit hours 35

Pilot Recruiting Flight Crew VP, STEVE HUMAN SCHULLER RESOURCES BRAD LAMBERT VP, FLIGHT OPERATIONS

Compelling Offer for Pilots Drives Strong Interest in Joining “Team Frontier” Quality of life and schedule flexibility PHL Nine attractive pilot bases and growing DEN LAS Competitive 10-year W2 earnings ATL PHX Growth drives rapid MCO DFW(1) promotion opportunity TPA MIA (1) DFW pilot crew base announced November 2022 and is scheduled to open May 2023 37

Video Presentation PILOT RECRUITING

We Will Control Our Pilot Hiring by Shifting to Frontier-Managed Recruiting Channels Estimated Percent of new hires by source based on current conditions Frontier-managed 2H 2022 2H 2023E 2024E recruiting 25% Flight school / university 50% partnerships Direct Hires & E3 89% 75% Rotor transition 50% Frontier-managed Cadet program programs 11%

Our Company Managed Recruiting Channels Offer a Full Range of Entry Points for Aspiring Pilots Flight School/University Rotor Transition Partnerships Program • Relationship building with • Military-trained • Pathway to pilot career for students building baseline helicopter pilots with those with as little as zero hours 500+ hours experience • Access to Certified Flight • Assistance with funding • 1,500+ applications in first Instructors for 250 hours of fixed two months of program wing time • Strong partnership with ATP, an industry leader

Customers JAKE FILENE SVP, CUSTOMERS 41

Customer Organization
Airport Sales &
Customer Care Inflight Operations
42

Airport Operations and Call Centers are Labor Intensive and Subject to Inflationary Pressures … Actual Example: DEN Customer 2022 Service Agent $19.66/hr 2015 $9.55/hr …Compelling a Change in the Way We Do Business 43

Ticket Counters Become Bag Drop Depots Today: High-touch Tomorrow: Self-service • Bag Tag Printing Seat Assignments Website & • A Mobile App • Check In • International Document Check • Military Bag Waivers Bag Drop A Depot • Ancillary Sales and Waivers • DOT-Mandated Checked Bag Waivers 44

Call Centers: Customers Migrate to Self-Service Today: High-touch Tomorrow: Self-service Digitized • Unscalable, inefficient and expensive Improved customer experience 1-to-1 voice calls Additional web self-service • Avenue for customer negotiation Chatbot efficiently answers questions, • Manual, labor-intensive back-office reduces contacts and removes negotiation processes 3-to-1 live chat Robotic Process Automation 45

Self-Service Delivers Reduced Labor Hours and Better Customer Experience 1,200 575 Ticket Counter Customer Care ~60% ~40% Reduction Reduction ~500 ~350 46

Long-term Airport Efficiency and Utilization Enhanced by Dual-Door Ground Loading 2x Denver 14-gate facility opens by 2024 Efficiency vs single door Expected to reduce ground time by 40% At systemwide deployment, adds one incremental flight per aircraft per day 47

Why Frontier Will Win BARRY BIFFLE PRESIDENT & CEO 48

Controllable Tailwinds Suppress Crosswinds Enabling Pre-Pandemic Profit per Plane by 2H2023 Ancillary Load Factor Revenue $85 86% per passenger 2H2023 in Q4-2023 $3M Profit per plane CASM-ex 1 Fuel Burn annualized run rate Costs <6 105 cents ASMs/gallon in 2023 in 2023 Assuming current conditions prevail, we expect to return to pre-pandemic profit per aircraft in the second half of 2023 with more to come in 2024 and beyond… (1) Assumes average utilization of over 12 hours per day during 2023; new aircraft deliveries of over 30 on assumed on today’s delivery schedule; excludes special items because such amounts cannot be determined at this time and the Company is unable to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts 49

Q&A Session 50

APPENDIX 51

Fourth-Quarter 2022 Guidance The fourth quarter 2022 guidance provided below is based on the Company’s current estimates as of the date of this presentation and is not a guarantee of future performance. This guidance is subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in the Company’s reports on file with the SEC. Frontier undertakes no duty to update any forward-looking statements or estimates, except as required by applicable law. Further, this guidance excludes special items because such amounts cannot be determined at this time. On October 26, 2022, the Company issued 4th quarter 2022 guidance. As of the date of this presentation (November 15, 2022), we are reaffirming the guidance estimates we previously provided as set out in the following table: Fourth Quarter 2022(a) Capacity growth (versus 4Q 2019)(b) 15% to 17% Adjusted total operating expenses (excluding fuel) ($ millions)(c) $565 to $585 Average fuel cost per gallon(d) $3.70 to $3.75 Effective tax rate 24% Adjusted pre-tax margin 3% to 7% Pre-delivery deposits, net of refunds—year-over-year change ($ millions) $25 Other capital expenditures ($ millions) (e) $30-$35 (a) Includes guidance on certain non-GAAP measures, including adjusted total operating expenses (excluding fuel) and adjusted pre-tax margin, and which excludes, among other things, special items. The Company is unable to reconcile these forward-looking projections to GAAP as the nature or amount of such special items cannot be determined at this time. (b) The Company’s guidance is based on its expectation that demand will continue to recover to more normalized levels; the Company will monitor and adjust capacity levels as appropriate. Given the dynamic nature of the current demand environment, including any impact from COVID-19 variants, the actual capacity adjustments made by the Company may be different than what is currently expected, and those differences may be material. (c) Amount estimated excludes fuel expense and special items, the latter of which are not estimable at this time. The amount takes into consideration the additional expected capacity and the Company’s continued investment in the post-pandemic recovery. (d) Current guidance is inclusive of estimated fuel taxes and into-plane fuel costs. (e) Other capital expenditures estimate includes capitalized heavy maintenance. 52

Terms and Definitions Ancillary Revenue – sum of non-fare passenger revenue and other revenue Gauge (Seat/Aircraft) – Average seats per aircraft for entire fleet at end of period Global Ancillary Leader – Major U.S. and non-U.S. Ultra-Low-Cost-Carriers around the world to include Easyjet, Ryanair, Wizz, Volaris, Allegiant and Spirit Industry Average – ASM weighted average of Allegiant Air, Spirit Airlines, Alaska Airlines, Hawaiian Airlines, JetBlue, Southwest Airlines, Delta Air Lines, United Airlines & American Airlines Industry Capacity Trajectory – Scheduled capacity growth CAGR of ~6% from the end of 2013 – 2019 continued through 2022 Intra-Europe Market – European Market share defined as domestic ASM capacity; Europe Market share as measured by scheduled YTD September 30, 2022ASM capacity on Intra-Europe routes excluding Russia & Turkey Legacy Average—ASM weighted average of Delta Air Lines, United Airlines & American Airlines Leverage Ratio – Debt + operating leases – cash divided by TTM adj. EBITDAR Scheduled Industry Capacity – Scheduled domestic and international routes for top-10 U.S-based carriers based on YE22 as of 11/4/22 Stage Length Adjusted (SLA) – Total Adj. CASM * Square root (Stage length / 1,000); Stage length for ALK, DAL, HAL, & UAL reflects L3M 09/30/22 schedule data Total Adj. CASM – All adjusted operating and non-operating costs divided by available seat miles; excludes JBLU and ALGT non-airline costs and DAL third party refinery; includes LUV, UAL & DAL profit sharing; includes UAL third-party business expenses; Includes ALGT employee recognition bonus US Domestic Market – Domestic ASM capacity Stage length for ALK, DAL, HAL, & UAL reflects L3M 09/30/22 schedule data; US Market share as measured by scheduled YTD September 30th, 2022 for Allegiant Air, Spirit Airlines, Alaska Airlines, Hawaiian Airlines, JetBlue, Southwest Airlines, Delta Air Lines, United Airlines & American Airlines US Gross Domestic Product (GDP) – Real US GDP Output per the St. Louis Federal Reserve as of July 1st for each respective year 53

CASM to Adjusted CASM (excluding fuel), Adjusted CASM and Total Adjusted CASM, Non-GAAP Reconciliation

The Company is providing below a reconciliation of GAAP financial information to the non-GAAP financial information provided. The non-GAAP financial information is included to provide supplemental disclosures because the Company believes they are useful additional indicators of, among other things, its operating and cost performance. These non-GAAP financial measures have limitations as analytical tools. Because of these limitations, determinations of the Company's operating performance or CASM excluding unrealized gains and losses, special items or other items should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. These non-GAAP financial measures may be presented on a different basis than other companies using similarly titled non-GAAP financial measures.

	Three Months Ended September 30, 2022		Three Months Ended September 30, 2019		Twelve Months Ended December 31, 2019	
	($ in millions)	Per ASM (¢)	($ in millions)	Per ASM (¢)	($ in millions)	Per ASM (¢)
Non-GAAP financial data (unaudited)[(a)]:						
CASM		**10.57**		**7.49**		**7.82**
Aircraft fuel	(306)	(3.81)	(164)	(2.20)	(640)	(2.27)
CASM (excluding fuel)		**6.76**		**5.29**		**5.55**
Transaction and merger-related costs, net[(b)]	12	0.15	-	-	-	-
Collective bargaining contract ratification[(c)]	(1)	(0.01)	-	-	(22)	(0.07)
Pilot phantom equity[(d)]	-	-	21	0.28	(5)	(0.02)
Flight attendant early out program[(e)]	-	-	-	-	(5)	(0.02)
Adjusted CASM (excluding fuel)[(f)]		**6.90**		**5.57**		**5.44**
Aircraft fuel	306	3.81	164	2.20	640	2.27
Adjusted CASM[(g)]		**10.71**		**7.77**		**7.71**
Net interest expense (income)	(2)	(0.03)	(4)	(0.05)	(16)	(0.06)
Total Adjusted CASM[(h)]		**10.68**		**7.72**		**7.65**

54

FRONTIER

Footnotes to Accompany CASM to Adjusted CASM (excluding fuel), Adjusted CASM and Total Adjusted CASM, Non-GAAP Reconciliation (a) Cost per ASM figures may not tie due to rounding. Figures included in this reconciliation were sourced from applicable historical 10-Q and 10-K filings. (b) Represents $9 million in employee retention costs and $4 million in transaction costs, including legal and other professional fees, incurred in connection with the proposed merger with Spirit Airlines, offset by $25 million received from Spirit for the reimbursement of incurred merger-related expenses. (c) Represents (i) $1 million of costs related to a one-time incentive bonus and related payroll adjustments during the three months ended September 30, 2022, resulting from the May 2022 contract ratification with IBT, the union representing the Company’s aircraft technicians and (ii) $18 million of costs related to a onetime contract ratification incentive plus payroll-related taxes and certain other compensation and benefits-related accruals earned through March 31, 2019 and committed to by the Company as part of a tentative agreement with the union representing the Company’s flight attendants that was reached in March 2019 for a contract that was ratified and became effective in May 2019, in addition to $4 million in pilot vacation accrual adjustments during the fourth quarter of 2019 as a result of the ratified agreement with the union representing the Company’s pilots specifically tied to the implementation of a preferred bidding system. (d) Represents the impact of the change in value and vesting of phantom equity units pursuant to the Pilot Phantom Equity Plan. In accordance with the amended and restated phantom equity agreement, the remaining phantom equity obligation became fixed as of December 31, 2019 and was no longer subject to valuation adjustments. (e) Represents expenses associated with an early out program agreed to in 2019 with the Company’s flight attendants, payable throughout 2019, 2020 and 2021. (f) Adjusted CASM (excluding fuel) is included as a supplemental disclosure because the Company believes that excluding aircraft fuel is useful to investors as it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. The price of fuel, over which the Company has limited control, impacts the comparability of period-to-period financial performance, and excluding allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance, and increases comparability with other airlines that also provide a similar metric. Adjusted CASM (excluding fuel) is not determined in accordance with GAAP and should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. (g) Adjusted CASM is included as supplemental disclosure because the Company believes it is a useful metric to properly compare the Company’s cost management and performance to other peers, as derivations of adjusted CASM are well-recognized performance measurements in the airline industry that are frequently used by the Company’s management, as well as by investors, securities analysts and other interested parties in comparing the operating performance of companies in the airline industry. Additionally, the Company believes this metric is useful because it removes certain items that may not be indicative of base operating performance or future results. Adjusted CASM is not determined in accordance with GAAP, may not be comparable across all carriers and should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. (h) Total Adjusted CASM is included as a supplemental disclosure because the Company believes it is a useful metric to properly compare the Company’s cost management and performance to other peers that may have different capital structures and financing strategies, particularly as it relates to financing primary operating assets such as aircraft and engines. Additionally, the Company believes this metric is useful because it removes certain items that may not be indicative of base operating performance or future results. Total Adjusted CASM is not determined in accordance with GAAP, may not be comparable across all carriers and should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. 55

Leverage Ratio Non-GAAP Reconciliation

$ in millions

	Twelve Months Ended			
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Non-GAAP financial data (unaudited)[(a)]:				
Net income (loss), as reported	$ (102)	$ (132)	$ (138)	$ (130)
Plus (minus):				
Interest expense	33	20	18	18
Capitalized interest	(4)	(4)	(5)	(7)
Interest income and other	(2)	(2)	(4)	(6)
Income tax expense (benefit)	(42)	(60)	(60)	(51)
Depreciation and amortization	38	43	48	46
EBITDA[(b)]	**(79)**	**(135)**	**(141)**	**(130)**
Plus: Aircraft rent	530	520	520	532
EBITDAR[(c)]	**$ 451**	**$ 385**	**$ 379**	**$ 402**
EBITDA[(b)]	**$ (79)**	**$ (135)**	**$ (141)**	**$ (130)**
Plus (minus):				
Transaction and merger-related costs, net[(d)]	-	11	20	8
Collective bargaining contract ratification[(e)]	-	-	1	2
Early lease termination costs[(f)]	10	6	1	-
CARES Act – grant recognition and employee retention credits[(g)]	(295)	(159)	(72)	-
Adjusted EBITDA[(b)]	**(364)**	**(277)**	**(191)**	**(120)**
Plus: Aircraft rent[(h)]	520	514	519	532
Adjusted EBITDAR[(c)]	**$ 156**	**$ 237**	**$ 328**	**$ 412**
Current maturities of long-term debt, net	$ 127	$ 145	$ 161	$ 193
Current maturities of operating leases	444	446	440	451
Long-term debt, net	287	207	212	228
Long-term operating leases	1,991	1,964	1,964	1,973
less: cash & cash equivalents	(918)	(727)	(766)	(674)
Adjusted net debt, as of period-end	**$ 1,931**	**$ 2,035**	**$ 2,011**	**$ 2,171**
Leverage Ratio[(i)]	**12.4**	**8.6**	**6.1**	**5.3**

56

FRONTIER

Footnotes to Accompany Leverage Ratio Non-GAAP Reconciliation (a) Income statement activity for purposes of calculating trailing twelve months adjusted EBITDAR was compiled utilizing historical 10-Q & 10-K filings. (b) EBITDA and adjusted EBITDA are included as supplemental disclosures because the Company believes they are useful indicators of its operating performance. Derivations of EBITDA are well-recognized performance measurements in the airline industry that are frequently used by the Company’s management, as well as by investors, securities analysts and other interested parties in comparing the operating performance of companies in the industry. EBITDA and adjusted EBITDA do not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of its ongoing operations; EBITDA and adjusted EBITDA do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments; EBITDA and adjusted EBITDA do not reflect changes in, or cash requirements for, the Company’s working capital needs; EBITDA and adjusted EBITDA do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s indebtedness or possible cash requirements related to its warrants; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and adjusted EBITDA do not reflect any cash requirements for such replacements; and other companies in the airline industry may calculate EBITDA and adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure. Because of these limitations, EBITDA and adjusted EBITDA should not be considered in isolation from or as a substitute for performance measures calculated in accordance with GAAP. In addition, because derivations of EBITDA and adjusted EBITDA are not determined in accordance with GAAP, such measures are susceptible to varying calculations and not all companies calculate the measures in the same manner. As a result, derivations of EBITDA, including adjusted EBITDA, as presented may not be directly comparable to similarly titled measures presented by other companies. For the foregoing reasons, each of EBITDA and adjusted EBITDA have significant limitations which affect its use as an indicator of the Company’s profitability. Accordingly, you are cautioned not to place undue reliance on this information. (c) EBITDAR and adjusted EBITDAR are included as supplemental disclosures because the Company believes they are useful solely as valuation metrics for airlines as their calculations isolates the effects of financing in general, the accounting effects of capital spending and acquisitions (primarily aircraft, which may be acquired directly, directly subject to acquisition debt, by capital lease or by operating lease, each of which is presented differently for accounting purposes), and income taxes, which may vary significantly between periods and for different airlines for reasons unrelated to the underlying value of a particular airline. However, EBITDAR and adjusted EBITDAR are not determined in accordance with GAAP, are susceptible to varying calculations and not all companies calculate the measures in the same manner. As a result, EBITDAR and adjusted EBITDAR, as presented, may not be directly comparable to similarly titled measures presented by other companies. In addition, EBITDAR and adjusted EBITDAR should not be viewed as a measure of overall performance since they exclude aircraft rent, which is a normal, recurring cash operating expense that is necessary to operate the business. Accordingly, you are cautioned not to place undue reliance on this information. (d) Adjustments represent employee retention costs and transaction costs, including banking, legal and accounting fees, incurred in connection with the proposed merger with Spirit. For the trailing twelve months ended September 30, 2022, these costs were partly offset by $25 million in reimbursements from Spirit after the termination of the Merger Agreement. (e) Represents costs related to a one-time incentive bonus and related payroll adjustments resulting from the May 2022 contract ratification with IBT, the union representing the Company’s aircraft technicians. (f) As a result of an early termination and buyout agreement executed in May 2021 with one of the Company’s lessors, Frontier was able to accelerate the removal of the remaining four A319 aircraft from its fleet. These aircraft were originally scheduled to return in December 2021 and were instead returned during the second and third quarters of 2021. Adjustments represent aircraft rent and depreciation costs incurred relating to the acceleration and resulting changes to its lease return obligations. (g) Represents the recognition of grant funding received from the U.S. government for payroll support, in addition to employee retention credits the Company qualified for under the CARES Act. (h) Represents aircraft rent expense included in Adjusted EBITDA. Excludes aircraft rent expense for costs incurred due to the early termination of the Company’s A319 leased aircraft. (i) Leverage ratio is defined as adjusted net debt divided by the trailing twelve months adjusted EBITDAR. 57